SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            WATKINS-JOHNSON COMPANY
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                            WATKINS-JOHNSON COMPANY
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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

                           WATKINS-JOHNSON COMPANY

                             3333 HILLVIEW AVENUE
                            STANFORD RESEARCH PARK
                         PALO ALTO, CALIFORNIA 94304
      DEAN A. WATKINS                                 W. KEITH KENNEDY, JR.
   CHAIRMAN OF THE BOARD                                   PRESIDENT

    H. RICHARD JOHNSON
      VICE CHAIRMAN

                                MARCH 8, 1996
Dear Shareowner:

   We, as well as all of the other  officers and  directors  of  Watkins-Johnson
Company, cordially invite you to attend the Company's Annual Meeting of Shareowners, to be held at 10:00 o'clock in the morning on Saturday, April 13, 1996, at the main office of the Company, 3333 Hillview Avenue, Stanford Research Park, Palo Alto, California 94304.

   In addition to conducting the business of the meeting, we will report to you on the progress of the Company and attempt to answer any questions you may have.

   Please plan to come, but whether you can or cannot, please complete and return the enclosed proxy card--your participation is important.


                                        Sincerely yours,

                                        /s/ Dean A. Watkins
                                        ------------------------
                                        Dean A. Watkins


                                        /s/ H. Richard Johnson
                                        ------------------------
                                        H. Richard Johnson


                                        /s/ W. Keith Kennedy, Jr.
                                        ------------------------
                                        W. Keith Kennedy, Jr.

                           WATKINS-JOHNSON COMPANY

                   NOTICE OF ANNUAL MEETING OF SHAREOWNERS
                           SATURDAY, APRIL 13, 1996
                                   10:00 A.M.

TO THE SHAREOWNERS:

   The Annual Meeting of Shareowners of Watkins-Johnson Company will be held at the Company's main office, 3333 Hillview Avenue, Stanford Research Park, Palo Alto, California 94304 on Saturday, April 13, 1996, at 10:00 a.m. to take action upon the following matters:

       1. The election of directors for the ensuing year.

       2. The approval of the amendment and restatement of the 1989 Stock Option Plan for Nonemployee Directors.

       3. The approval of the appointment of independent public accountants for 1996.

       4. The transaction of such other business as may properly come before the meeting.

   Only shareowners of record at the close of business on February 15, 1996 are entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

                              By Order of the Board of Directors




                              Carol H. Roosen, Secretary


Palo Alto, California
March 8, 1996

   WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           WATKINS-JOHNSON COMPANY

                               PROXY STATEMENT


   The accompanying proxy is solicited on behalf of the Board of Directors of Watkins-Johnson Company, a California corporation (the "Company"), for use at the Annual Meeting of Shareowners of the Company to be held at 10:00 a.m. on Saturday, April 13, 1996, and at any adjournment of the annual meeting, to act upon the matters set forth in the accompanying notice. This Proxy Statement and the form of proxy, together with the Company's 1995 Annual Report, were first mailed to shareowners on or about March 8, 1996.

                              VOTING SECURITIES

   Only shareowners of record at the close of business on February 15, 1996 are entitled to notice of and to vote at the annual meeting. On that date, the Company had outstanding 8,130,388 shares of common stock. Owners of common stock are entitled to one vote for each share held. In the election of directors, each shareowner has cumulative voting rights and is entitled to as many votes as equal the number of shares held by such shareowner multiplied by the number of directors to be elected, which votes may be cast for a single candidate or distributed among any or all of the candidates. However, no shareowner is entitled to cumulate votes unless the shareowner, or any other shareowner, has given notice at the meeting before the voting of such intention to cumulate votes.

                   SOLICITATION AND REVOCABILITY OF PROXIES

   If the enclosed proxy card is properly signed and returned, the shares represented thereby will be voted at the annual meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. If the shares are held in trust under the Company's employee stock ownership plans, the shares represented will be voted by the Trustee, as directed by the participant, pursuant to the plans. Any shareowner signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to or at the annual meeting. A proxy may be revoked by a written notice delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the annual meeting and voting in person.

   The expense of soliciting proxies will be paid by the Company. Following the original mailing of the proxies and soliciting materials, employees of the Company may solicit proxies by mail, telephone, telegraph and personal interviews. The Company will request brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company's common stock and to request authority for the exercise of proxies; in such cases the Company will reimburse such holders for their reasonable expenses. Proxies will also be solicited on behalf of management by the firm of D. F. King & Co., Inc., whose fee ($8,500) and out-of-pocket expenses will be paid by the Company.

                    VOTING RESULTS AT LAST ANNUAL MEETING

   There were 6,098,315 shares present and voting or withholding authority to vote at the Company's Annual Meeting of Shareowners held on April 8, 1995, for the purpose of electing directors, and for approval of the appointment of independent public accountants. A majority vote was required for each of these proposals. All nominees for director were elected by 98% or more of the votes cast, and the appointment of Deloitte & Touche as the Company's independent public accountants was approved by 99.7% of the votes cast.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT

   The following table sets forth information as of December 31, 1995 with respect to the ownership of the Company's common stock by any person who is known to the Company to be the beneficial owner of more than 5% of the Company's common stock, by all directors, by the chief executive officer and four other highly compensated officers, and by all directors and officers of the Company as a group.

                                                AMOUNT AND
                                                NATURE OF
                                               BENEFICIAL
BENEFICIAL OWNER                                OWNERSHIP          PERCENT
-------------------------------------         -------------       ---------
 None

DIRECTORS AND OFFICERS
Dean A. Watkins .....................          254,940              3.1
H. Richard Johnson ..................           30,259               *
W. Keith Kennedy, Jr. ...............          163,021 (1)          2.0
John J. Hartmann ....................            3,700 (1)           *
Raymond F. O'Brien ..................            2,000               *
William R. Graham ...................           10,530 (1)           *
Gary M. Cusumano ....................              500               *
Robert L. Prestel ...................              300               *
Keith D. Gilbert ....................           43,008 (1)           *
Richard G. Bell .....................           17,924 (1)           *
Scott G. Buchanan ...................           28,681 (1)           *
James L. Schram .....................           54,781 (1)           *
All directors and officers as a group
(16 persons) ........................          636,819 (1)          7.8

----------
    * less than 1% of shares outstanding

(1) The amounts shown include shares covered by options exercisable within 60 days of December 31, 1995, as follows: W. Keith Kennedy, 113,968 shares; John J. Hartmann, 3,100 shares; William R. Graham, 10,230 shares; Keith D. Gilbert, 33,332 shares; Richard G. Bell, 16,033 shares; Scott G. Buchanan, 23,783 shares; James L. Schram, 52,332 shares; and all directors and officers as a group, 275,427 shares. Also included are 676, 676, 1,891, 1,598, and 534 shares for Messrs. Kennedy, Gilbert, Bell, Buchanan and
    Schram, respectively, which are allocated to their accounts, and 6,011 shares allocated to the accounts of all officers under the Company's employee stock ownership plans as of December 31, 1995, according to the plans' administrator. Dr. Watkins does not participate in the employee stock ownership plans.

                            ELECTION OF DIRECTORS
                            (ITEM 1 ON PROXY CARD)

   At the annual meeting in 1996, there are eight nominees standing for election, each to hold office until his or her successor is elected, or until death, resignation or removal. All of the nominees are presently directors who were elected by the shareholders. Pursuant to the Company's Bylaws, the number of directors may not be less than seven nor more than eleven. The number currently fixed by resolution is eight. Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board of Directors, who are named in the following table, unless the proxy is marked in such a manner as to withhold authority so to vote. The affirmative vote of a majority of the common stock voting at the annual meeting is required to elect any director. The Company has no reason to believe that the nominees will not be available for election to serve their prescribed terms. However, if any nominee for any reason is unable to serve or for good cause will not serve, the proxy may be voted for such substitute nominee as the persons appointed in the proxy may in their discretion determine.

   The following sets forth certain information concerning the nominees as of December 31, 1995, which is based on data furnished by them.

                      NOMINEES FOR ELECTION AS DIRECTORS

-----------------    DEAN A. WATKINS
|               |
|               |    Chairman of the Board, Watkins-Johnson Company.
|               |
|               |    Director since 1957.
|               |
|               |    Dr. Watkins, 73, has been Chairman of the Board since 1967.
|               |    He is a member  of the  Board  of  Regents,  University  of
|               |    California (Chairman, 1972-74); and the Board of Overseers,
|               |    Hoover Institution on War,  Revolution and Peace (Chairman,
|               |    1971-73 and  1985-86).  He is a Fellow of the  Institute of
-----------------    Electrical  and  Electronics  Engineers and of the American
                     Association for the Advancement of Science, and a member of the National Academy of Engineering. He is a former member of the Board of Directors, California Chamber of Commerce
                     (President, 1981); a former Trustee of Stanford University, and a former member of the White House Science Council.



-----------------    H. RICHARD JOHNSON
|               |
|               |    Vice Chairman of the Board, Watkins-Johnson Company.
|               |
|               |    Director since 1957.
|               |
|               |    Dr. Johnson,  69, was President and Chief Executive Officer
|               |    of the  Company  from 1973  through  1987,  and became Vice
|               |    Chairman  on  December  31,  1987.  He is a  member  of the
|               |    National  Academy  of  Engineering  and  a  Fellow  of  the
|               |    Institute of Electrical and  Electronics  Engineers.  He is
-----------------    past President of the Stanford Area Council,  Boy Scouts of
                     America;  and has  served  as a  Director  of the  National
                     Association  of  Manufacturers,   the  Santa  Clara  County
                     Manufacturing Group and the Tech Museum of Innovation.

-----------------    W. KEITH KENNEDY, JR.
|               |
|               |    President  and  Chief  Executive  Officer,  Watkins-Johnson
|               |    Company.
|               |
|               |    Director since 1987.
|               |
|               |    Dr.  Kennedy,  52, has been  President and Chief  Executive
|               |    Officer of the Company since December 31, 1987. Dr. Kennedy
|               |    joined  the  Company in 1968,  and was a Division  Manager,
|               |    Group  Vice   President  and  Vice  President  of  Planning
-----------------    Coordination  and  Shareowner  Relations  prior to becoming
                     President. He is a member of the Board of Directors of the Joint Venture Silicon Valley Network; a member of the
                     Norcal Council Executive  Committee,  American  Electronics
                     Association; a member of the Executive Board of The Center for Quality Management - West; and is a senior member of the Institute of Electrical and Electronics Engineers.



-----------------    JOHN J. HARTMANN
|               |
|               |    Financial Consultant.
|               |
|               |    Director since 1966.
|               |
|               |    Mr.  Hartmann,  77,  is  Chairman  of both  the  Audit  and
|               |    Nominating  Committees  of the  Board of  Directors  of the
|               |    Company.  He was a member of the Board of  Directors of the
|               |    Company  from  1958  to  1961.  From  1967 to 1970 he was a
|               |    general partner of J. Barth & Company,  investment bankers,
-----------------    and prior to that was Chief Financial and Planning  Officer of Kern County Land Company. Since 1970, Mr. Hartmann has had extensive experience as a director of and consultant to developing companies involving widely-diverse fields of activity. He has also been active as a board member and executive in civic organizations, primarily in the areas of youth activities and minority affairs.



-----------------    RAYMOND F. O'BRIEN
|               |
|               |    Business Consultant
|               |
|               |    Director since 1986.
|               |
|               |    Mr. O'Brien, 73, is Chairman of the Compensation  Committee
|               |    of the Board of  Directors  of the  Company.  He retired as
|               |    Chairman of the Board of Consolidated Freightways,  Inc. in
|               |    1995 and was elected Chairman Emeritus. He is a Director of
|               |    Champion Road  Machinery,  Ltd.,  and a former  Director of
-----------------    Transamerica Corporation, Union Bank, and the Mont La Salle
                     Vineyards.  He is also a  former  member  of the  Executive
                     Committee of the American  Trucking  Association,  a former
                     Trustee of the ATA Foundation and former Chairman of the Western Highway Institute.

-----------------    WILLIAM R. GRAHAM
|               |
|               |    Senior Vice  President,  The  Defense  Group,  Inc.,  Falls
|               |    Church, Virginia.
|               |
|               |    Director since 1989.
|               |
|               |    Dr. Graham,  58, is a member of the Audit and  Compensation
|               |    Committees of the Board of Directors of the Company.  He is
|               |    also a Director  of  ElectroSource,  Inc.,  was  formerly a
|               |    Director and President of C-COR Electronics,  Inc., and has
-----------------    served as a business  and  management  consultant.  He left government  service  in  1989  after  having  been  Science
                     Advisor  to the  President  and  Director  of the Office of
                     Science  and  Technology  Policy;  Chairman  of the Federal
                     Coordinating   Council   on   Science,    Engineering   and
                     Technology;  and  Chairman of the Joint  Telecommunications
                     Resources  Board  from 1986 to 1989.  He is  former  Deputy
                     Administrator   of  the  National   Aeronautics  and  Space
                     Administration,  and  former  Chairman  of the  President's
                     General Advisory Committee on Arms Control and Disarmament.
                     In 1971 he was a founder of R&D Associates, a defense technology company, where he served until 1985.



-----------------    GARY M.CUSUMANO
|               |
|               |    President, The Newhall Land and Farming Company,  Valencia,
|               |    California.
|               |
|               |    Director since 1994.
|               |
|               |    Mr.  Cusumano,  52,  is a member  of the  Compensation  and
|               |    Nominating  Committees  of the  Board of  Directors  of the
|               |    Company.  He is a Director of the Newhall  Land and Farming
|               |    Company and the Zero Corporation. He is Third Vice Chairman
-----------------    of the  California  Chamber of Commerce  Board of Directors
                     and Chairman of the Chamber's  Economic and Job Development
                     Committee;  Chairman  of the Henry  Mayo  Newhall  Memorial
                     Hospital  Board of Directors;  and a member of the Stanford
                     Sloan Alumni Advisory Board. He is past Vice Chairman of the California Chamber's Water Resources Committee, a former Regent of the University of California (1984-1986), a former Chairman of the University of California Davis
                     Foundation, and former President of the University of California Davis Alumni Association.



-----------------    ROBERT L. PRESTEL
|               |
|               |    Business and Management Consultant.
|               |
|               |    Director since 1994.
|               |
|               |    Mr.  Prestel,  59, is a member of the Audit and  Nominating
|               |    Committees  of the Board of Directors  of the  Company.  He
|               |    retired as Deputy Director of the National  Security Agency
|               |    in  February  1994 after  serving  the Agency  since  1962.
|               |    During his career he was Director of Education and Training
-----------------    from 1981 to 1983,  and Deputy  Director  for  Research and
                     Engineering  from 1985 to 1990.  He is the recipient of the
                     President's  Distinguished  Executive  Award in  1988;  the
                     Department  of  Defense's   highest   civilian  award,  the
                     Distinguished  Civilian  Service  Medal  in  1988;  and the
                     National Intelligence  Distinguished Service Medal in 1991.
                     In 1994 he was named as a  "Reinvention  Hero" by President
                     Clinton for instilling quality management into the National
                     Security Agency and for being a quality mentor throughout government service. He is a consultant to INTEC Inc. and a member of the Board of Trustees for the Institute of Defense Analysis; and formerly was a consultant for the Joint Advisory Committee of the Massachusetts Institute of
                     Technology Lincoln Laboratories. He teaches mathematics part-time at the University of Maryland.

            FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

   The Board of Directors met eight times during 1995. Standing committees of the Board include an Audit Committee, which met two times during 1995, a Compensation Committee, which met two times during 1995, and a Nominating Committee, which was formed by the directors in May 1995.

   During the past year, the Audit Committee consisted of Directors Hartmann, Prestel and Graham. Among the Committee's functions are making recommendations to the Board of Directors regarding the continued engagement of independent auditors, reviewing with the independent auditors and Company financial management the plans for and results of the audit engagement, reviewing the adequacy of the Company's system of internal accounting controls, and reviewing and approving audit and nonaudit fees.

   The Compensation Committee consisted of Directors O'Brien, Graham and Cusumano. The Committee's primary functions are to establish and administer the policies that govern the Company's executive compensation programs and to regularly evaluate these programs for their effectiveness in relation to the Company's financial performance.

   The Nominating Committee consisted of Directors Hartmann, Cusumano and Prestel. The Committee's primary function is to direct the search for qualified candidates to fill Board vacancies that may occur and to recommend them to the full Board.

   No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served during 1995.

                            DIRECTOR COMPENSATION

   Except for the Company's founders, Drs. Dean A. Watkins and H. Richard Johnson, directors who are not employees of the Company each receive an annual fee of $21,600 and a fee of $300 for each Board or Committee meeting attended. In April 1994, Drs. Watkins and Johnson retired as employees of the Company and the Board approved execution of certain consulting agreements with them, as founders; the agreements specify an annual fee payable to Dr. Watkins in the amount of $265,000, and an annual fee of $125,000 payable to Dr. Johnson, in addition to the regular director's fees.

   Directors who are not employees, except for Drs. Watkins and Johnson, also participate in the 1989 Stock Option Plan for Nonemployee Directors (the "1989 Director Plan"), which was approved at the Company's 1989 Annual Shareowners' Meeting. The 1989 Director Plan, provides that each nonemployee director is automatically granted options to purchase shares of the Company's common stock on the last Monday in April of each fiscal year, in accordance with the following schedule:


                         SCHEDULE OF OPTION GRANTS
                        ---------------------------
              1990 -- 3700 Shares    1995 -- 2520 Shares
              1991 -- 3430 Shares    1996 -- 2330 Shares
              1992 -- 3180 Shares    1997 -- 2160 Shares
              1993 -- 2940 Shares    1998 -- 2000 Shares
              1994 -- 2720 Shares

   The 1989 Director Plan also provides that new directors shall, upon election by the shareowners, receive an automatic, one-time grant of options to purchase the same number of shares of the Company's common stock as shall have been granted to the other directors in the year immediately preceding the new director's election.

   Options under the 1989 Director Plan provide for the purchase of shares at not less than the fair market value of the stock on the grant date, begin to vest and become exercisable after two years from grant at a rate of 33 1/3% per year, and remain exercisable for a period of ten years from the date of grant. Vested options expire one year after the optionee's service as a director ends.

   The aggregate number of shares which may be issued under the Plan is 200,000 shares of common stock; and as of December 31, 1995, there were 51,937 shares subject to outstanding options, and there were 88,909 shares available for future grants. At December 31, 1995, Director Graham held exercisable in-the-money options in the amount of 10,230 shares and Director Hartmann held exercisable in-the- money options of 3,100 shares. The term "in-the-money" means that the grant price of the options was less than the market price of the Company's stock on December 31, 1995, which was $43.75 per share.

   As set forth in Proposal 2, shareowners are being asked to approve certain amendments to the Plan, as described in that Proposal.

                            EXECUTIVE COMPENSATION

   The following tables set forth all annual and long-term compensation, including stock option awards, paid or to be paid to the Company's chief executive officer, and the five other most highly compensated executive officers during the fiscal years indicated.

                          SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION              LONG TERM COMPENSATION
                             -----------------------------------------  -------------------------
                                                                          RESTRICTED   SECURITIES
                                                           OTHER ANNUAL     STOCK      UNDERLYING   ALL OTHER
                                                           COMPENSATION    AWARD(S)     OPTIONS/     COMPEN-
NAME AND PRINCIPAL POSITION   YEAR SALARY($)(1) BONUS($)(2)   ($)(3)        ($)(4)    SARS (#)(4) SATION($)(5)
--------------------------- ------ ---------- ---------- -------------- ------------ ------------ -----------
W. KEITH KENNEDY ...........1995   $440,000   $  87,431        -0-            -0-       110,000    $  87,685
President & Chief           1994    440,000    213,579         -0-            -0-       100,000      210,120
Executive Officer           1993    440,000    104,248         -0-            -0-        80,000      399,535

DEAN A. WATKINS ............1995    292,000        -0-         -0-            -0-           -0-         -0-
Chairman of the             1994    285,750      2,872         -0-            -0-           -0-       4,415
Board                       1993    290,000      4,056         -0-            -0-           -0-       5,200

KEITH D. GILBERT(6) ........1995    267,800      9,636         -0-            -0-        20,000       6,000
Executive Vice              1994    267,800     50,021         -0-            -0-        30,000      54,439
President                   1993    266,400     22,822         -0-            -0-        30,000      83,708

RICHARD G. BELL ............1995    199,000     26,478         -0-            -0-        20,000      25,510
Vice President &            1994    188,300     41,535         -0-            -0-        15,000      44,122
General Counsel             1993    181,400     21,054         -0-            -0-        15,000      79,759

SCOTT G. BUCHANAN ..........1995    197,700     34,260         -0-            -0-        20,000      33,172
Vice President & Chief      1994    180,200     39,333         -0-            -0-        25,000      42,110
Financial Officer           1993    147,500     13,292         -0-            -0-        15,000      49,474

JAMES L. SCHRAM(7) .........1995    264,300     33,817         -0-            -0-        40,000       6,000
Former Executive            1994    215,220    142,648         -0-            -0-        30,000     131,259
Vice President              1993    192,600     50,458         -0-            -0-        30,000     196,976

                                                   (SEE FOOTNOTES ON NEXT PAGE)

                   FOOTNOTES TO SUMMARY COMPENSATION TABLE

(1) Represents total base salary earned by the named officers, including amounts earned but deferred at the officer's election.
(2) Represents the vested portion of the Top Management Incentive Bonus Plan in the year awarded, and the bonus from the Employees' Cash Profit Sharing Bonus Plan, in which all employees of the Company participate based on a fixed percentage of pretax profits allocated over the salary base. Dr. Watkins does not participate in either of the aforementioned plans.
(3) The aggregate amount of perquisites and other personal benefits, securities or property, given to each named officer valued on the basis of aggregate incremental cost to the Company, was less than either $50,000 or 10% of the total of annual salary and bonus for that officer during each of these years.
(4) Represents incentive stock option awards; although the Company's 1991 Stock Option and Incentive Plan permits grants of restricted stock and stock appreciation rights, no such grants have been made.
(5) Represents Company matching contributions to the 401(k) portion of the Employees' Investment Plan in 1995, and Company contributions to the Employees' Profit Sharing Investment Plan for 1994 and 1993, and also includes Company contributions to the Employee Stock Ownership Plan for all named officers. Additionally includes the unvested, deferred portion of the Top Management Incentive Bonus Plan in the year awarded for all named officers. Amounts shown for 1995 consist of the following: 401(k) matching contributions of $4,500 each for Messrs. Kennedy, Gilbert, Bell, Buchanan and Schram; ESOP contributions of $1,500 each to Messrs. Kennedy, Gilbert, Bell, Buchanan and Schram, respectively; and the unvested, deferred Top Management Incentive Bonus Plan awards of $81,685, $19,510, and $27,172 for Messrs. Kennedy, Bell and Buchanan, respectively. In 1995, the method for calculation of the bonus was changed to a formula based on certain measurement factors that include profit from operations, firm orders and return on controllable assets (ROCA). Fifty percent of the dollar value so awarded is deferred to appreciate or depreciate based on the ROCA for each participant's organization. This deferred bonus amount vests after two years from the award date and is then valued based on the ROCA measurement for the participant's organization at that time. Previously, awards were granted in the form of bonus units that were determined by dividing the dollar value of the award by the December 31 book value per share, based on the Company's consolidated balance sheet. For 1994, the bonus units so determined vested at 50% each year on the anniversary date of award, and become fully vested after two years. For 1993, the deferred bonus units vested at 25% each year on the award anniversary date, and become fully vested after four years. All unvested bonus dollars or units are subject to a risk of forfeiture if the executive leaves the Company prior to the vesting dates. Dr. Watkins does not participate in the ESOP or the Top Management Incentive Bonus Plan.
(6) From January 1995 until November 1995, Mr. Gilbert served as a consultant for the Company, reporting to the President and Chief Executive Officer. He was reappointed as executive vice president by the Board of Directors in November 1995.
(7) In November 1995, Mr. Schram resigned as executive vice president of the Company. He continued his employment as a consultant until February 1996. Upon termination of his employment, Mr. Schram was entitled to receive the remaining compensation due under his employment agreement, as well as certain accrued bonus amounts.

                         1995 OPTION/SAR GRANTS TABLE

   The following table sets forth incentive stock options granted to the named officers during 1995 under the Company's 1991 Stock Option and Incentive Plan.
No stock appreciation rights (SARs) were granted in 1995.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR

                            INDIVIDUAL GRANTS
---------------------------------------------------------------------------------
                            NUMBER OF      % OF TOTAL                              POTENTIAL REALIZABLE VALUE
                            SECURITIES    OPTIONS/SARS                               AT ASSUMED ANNUAL RATES
                            UNDERLYING     GRANTED TO    EXERCISE OR               OF STOCK PRICE APPRECIATION
                           OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION      FOR OPTION TERM(3)
           NAME           GRANTED (#)(1)  FISCAL YEAR     ($/SH)(2)       DATE         5%($)        10%($)
                         -------------- -------------- ------------- ------------ ------------- -------------
W. Keith Kennedy ........110,000        16.6%          $36.75        02/27/2005   $   2,542,000 $   6,443,000
Dean A. Watkins .........    -0-
Keith D. Gilbert ........ 20,000        3.0%            45.50        11/27/2005         572,000     1,450,000
Richard G. Bell ......... 20,000        3.0%            36.75        02/27/2005         462,000     1,171,000
Scott G. Buchanan ....... 20,000        3.0%            36.75        02/27/2005         462,000     1,171,000
James L. Schram ......... 40,000        6.0%            36.75        02/27/2005         924,000     2,343,000
All Optionees(4) ........662,250        100.0%          36.75               --       15,333,000    38,697,000
All Shareholders(5)  ....    --           --              --                --      177,953,000   449,119,000
All Optionees' Gain as a
 percentage of All
 Shareholders' Gain .....                                                                  8.6%          8.6%

----------
(1) Options granted in 1995 were incentive stock options up to the maximum allowed for each officer under Internal Revenue Code 422. The remaining awards were nonqualified stock options. Both incentive and nonqualified options are exercisable after 2 years from the grant date at a rate of 33 1/3% per year, with full vesting occurring after the 4th anniversary date; however, all options become immediately exercisable in the event of a change in control of the Company. The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.
(2) Exercise or base price is the fair market value of the underlying shares on the date of grant. Options may be exercised with cash or by delivery of already-owned shares of Watkins-Johnson Company common stock.
(3) The 5% and 10% assumed annual rate of stock price appreciation would result from per share prices of $59.90 and $95.18, respectively, for all named officers except Mr. Gilbert. Mr. Gilbert's 5% and 10% assumed annual rate of stock price appreciation would result from per share prices of $74.17 and $117.85, respectively. Said assumed rates are not intended to represent a forecast of possible future appreciation of the Company's common stock or total shareholder return.
(4) For "All Optionees," the number of options granted is the total of all options granted to Company employees in fiscal year 1995, and the potential realizable value is based on the $36.75 per share price of the options granted to the named executive officers on February 27, 1995, and a ten-year option term (the term of all options granted in fiscal year 1995).
(5) For "All Shareholders," the potential realizable value is based on a ten-year appreciation of the 7,686,115 shares outstanding on February 27, 1995 and on the $36.75 per share price of the options granted to the named executive officers on that date.

                1995 OPTION EXERCISES AND YEAR-END VALUE TABLE

   The following table sets forth stock options exercised by any of the named executive officers during 1995, and the number and value of all unexercised options at year end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of Watkins-Johnson stock on December 31, 1995.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

                                                                        NUMBER OF
                                                                        SECURITIES         VALUE OF
                                                                        UNDERLYING        UNEXERCISED
                                                                        UNEXERCISED      IN-THE-MONEY
                                                                        OPTIONS/SARS      OPTIONS/SARS
                                                                        AT FY-END(#)    AT FY-END($)(2)
                                                                      ---------------   ---------------
                                SHARES ACQUIRED       VALUE             EXERCISABLE/      EXERCISABLE/
NAME                            ON EXERCISE(#)      REALIZED($)(1)     UNEXERCISABLE     UNEXERCISABLE
------------------------------  ----------------    -------------     ---------------   ---------------
W. Keith Kennedy .............    77,001             $2,166,379             27,301/        $  418,000/
                                                                           290,000          5,426,700
Dean A. Watkins  .............       -0-                    -0-                -0- /              -0- /
                                                                               -0-                -0-
Keith D. Gilbert .............    96,466              1,852,275                -0- /              -0- /
                                                                            83,334          1,699,187
Richard G. Bell  .............    19,665                538,291              1,033/            32,410/
                                                                            50,002            934,440
Scott G. Buchanan.............    13,400                382,370              3,784/            91,575/
                                                                            61,666          1,199,561
James L. Schram  ..............   24,999                769,378             27,333/           753,739/
                                                                           103,335          1,821,929

----------
(1) Based on the market price of the underlying shares at exercise date less the exercise price.
(2) Based on the market price of the Company's  common stock at 12/31/95,  which was $43.75 per share less the exercise price.

                        EXECUTIVE EMPLOYEE AGREEMENTS

   In 1995, the Company executed five-year employment agreements with Messrs. Kennedy and Schram which, in addition to providing for a base salary, contain the following terms: The agreement may be terminated for cause, in which case compensation ceases as of the date of notice. If the agreement is terminated without cause, compensation for the remainder of the term plus six months severance becomes immediately payable. The employee may not thereafter, for a period of two years, engage in competition with the Company. In the event of a change in control, as defined in the agreement, the employee may cancel the agreement for breach, upon 30 days' written notice, and immediately collect the compensation due for the remainder of the term. Although the term of the agreement is five years, each agreement is renewed each year in order to reflect the officer's current salary and, in effect, extend the agreement term for an additional year. The agreements for Messrs. Kennedy and Schram were renewed in 1995 for five years each after their respective base salaries were determined using the financial performance criteria and factors set forth under the compensation programs and policies described for the chief executive and other officers in the Compensation Committee report.

   The Company maintains three-year severance agreements with other executives which provide that if after a change in control, the employee is terminated other than for good cause, as defined in the agreement, or suffers a substantial alteration in the terms of employment and terminates his or her own employment because of such alteration, the Company is obligated to pay the terminated employee

299.999% of the employee's yearly base salary compensation. The employee also has the right to terminate employment after 90 days and within 120 days of the change in control and receive from the Company one-half of the amount described above.

           REPORT OF THE BOARD OF DIRECTORS' COMPENSATION COMMITTEE

COMPENSATION PROGRAM AND POLICIES

   The Compensation Committee is responsible for establishing and administering the policies which govern base salaries, short- and long-term incentive compensation and stock ownership programs for the Chief Executive Officer and other executive officers. During the past year, the Committee was composed of three outside directors, Raymond F. O'Brien, Chairman, William R.
Graham and Gary M. Cusumano.

   Watkins-Johnson's compensation program is designed to attract and retain employees at all levels who will contribute to the long-range success of the Company. At the executive level, the program is broadened to reward key managers for achieving both short- and long-term strategic Company goals, to link executive and shareholder interests through stock-based plans, and to provide compensation packages that recognize individual contributions as well as overall business results. Therefore, a significant portion of each executive's total compensation is intended to be variable and is contingent upon overall Company results, success of the executive's business unit, and accomplishment of individual performance goals.

   Each year, the Committee conducts a careful review and evaluation of Watkins-Johnson's corporate performance, its executive compensation, and its incentive programs compared with two broad-based surveys of high-technology companies, as well as a smaller selection of geographically-related peer companies of similar size and organizational structure. These surveys are used to ensure that the Company's compensation practices are competitive in the markets in which it operates, and that its employees are fairly paid. The first two surveys present comparative information on all aspects of executive compensation used by high-technology companies nationwide, while data from the selection of peer companies presents compensation practices of companies that are closely aligned to Watkins-Johnson in terms of size, revenues and product lines. Analysis of all information combined enables the Company and the Committee to make well-informed decisions.

   The three principal components of the Company's executive compensation program in 1995 were base salary, stock options, and a combined short- and long-term incentive award. Following are discussions of the Committee's philosophy and action in each area.

   Base Salaries. Base salaries are designed primarily to attract and retain individuals, and to be competitive in our marketplace. Based on the information obtained from the salary surveys referenced above, base salary levels are deemed competitive if they are between the 50th and 75th percentiles of the marketplace for similar positions. The Company strives to pay its executives within this range, with salaries falling at low, high or medium-range depending on the following performance considerations. To arrive at base salary adjustments for 1995, the Committee considered the Company's financial performance in 1994, including the executive's business unit performance against the annual profit plan. Three factors achieving planned profit, obtaining additional profitable orders, and developing new business for the long term were considered. These factors were not assigned specific weights, but profit was considered most important, with orders secondary. Other factors considered in arriving at base salary adjustments related to the executive's individual performance and included overall managerial effectiveness, success in promoting teamwork and an ability to recognize and act upon the changing requirements of the workplace. Adjustments to executive base salaries in 1995 were also based on a qualitative analysis of each position's current responsibilities and expected contribution to the Company's continuing advance into new areas of business.

   Stock Options. Under the 1991 Stock Option and Incentive Plan, stock options may be granted to executive officers and other key employees of the Company. The purpose of the awards is to align the executives' interests with those of shareowners. The size of stock option grants is measured by the same financial and individual performance criteria used to determine base salaries, and by the individual's position and responsibilities in the Company. In addition, some consideration is given to the amount and term of options already held. All stock options awarded to date under this plan have been granted with an exercise price equal to the fair market value of the Company's stock on the date of grant, with current grants beginning to vest after two years and becoming fully vested after four years. This is designed to encourage the creation of shareholder value over the long term, since no benefit is realized from the option grant unless the price of the Company's stock rises over a period of years.

   The Company does not have a policy that requires the Committee to qualify stock options awarded to executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended. However, consideration of the net cost to the Company is always a factor in making compensation decisions.

   Short- and Long-term Incentive Awards. The Top Management Incentive Bonus Plan is designed to reward executives based on achievement of certain predetermined goals, which include overall corporate results, business unit performance, and certain qualitative factors such as organizational and management development. These goals are formula-based, and weighted so that 80% of the award is made on performance against financial objectives of profitability, return on controllable assets (ROCA), and obtaining new business; and 20% is based on qualitative goals relating to strategic planning, development of staff, and positioning of the business unit for future growth. The performance criteria were individually tailored to each executive and his or her area of responsibility, and the awards could range from zero to a multiple of an executive's base salary, based on progressively difficult levels of achievement. In order to encourage attainment of the Company's long-term goals for continued growth and profitability, the award is paid in two increments. The first part, or 50% of the award, is paid in cash during the first quarter of the year after it is earned. The second increment, the remaining 50% of the award, is deferred. In 1995, the procedure used for retention of this deferred portion was changed to allow the dollar value so awarded to appreciate or depreciate based on the ROCA for each participant's organization. The deferred amount vests after two years from the award date and is then valued based on the ROCA measurement for the participant's organization at that time. Thus, executives' interests are more closely aligned with those of our shareowners. Previously, the remaining 50% of the award was deferred in the form of bonus units, which were valued based on the Company's net book value at year end, and which vested over a two-year period at 50% annually as of each December 31 following the award date. If the executive leaves the Company during the deferral period, any unvested dollars or units are forfeited. Both the 50% vested portion of the award and the 50% deferred amount earned in 1995 by the named officers are shown under the Summary Compensation Table on page 7.

   Short- and Long-term Profit Sharing Plans. In order to encourage employees' interest and alignment with the Company's business objectives and performance goals, the Company has established a profit-sharing plan under which it shares a portion of its profits with all eligible employees, including executive officers. The Employees' Cash Profit Sharing Bonus Plan distributes 6% of annual pretax profits to all employees who have been employed for more than 90 days during the prior fiscal year. Before 1994, the pretax profit amount was calculated on consolidated, companywide profits allocated by fixed percentage over all employees' base pay. In order to more fairly compensate employees individually, the 6% profit amount for 1994 and beyond is based on each business unit's annual pretax profit, thereby giving employees a better understanding of and reward for the achievements made within their own work areas. In 1995, the Company modified the Employees' Profit Sharing and Investment Plan by discontinuing its annual pretax profit sharing contributions, and adding a Company matching contribution on employee 401(k) deferrals. The plan was renamed the Watkins-Johnson Employees' Investment Plan, and participants' accounts automatically became 100% vested without regard to length of service. The Plan, as continued, is an ERISA-based plan and participants' accounts are distributed upon retirement, or earlier termination from the Company. There are no specific performance criteria relating to these plans.

   Top Management Deferred Compensation Plan. In 1994, the Board approved implementation of a non-qualified deferred compensation plan for the Company's executives. Under the plan, participants may elect to defer up to 15% of their base salary which will earn the prime rate in effect at the beginning of each quarter. The election to defer must be made prior to the year during which the compensation is earned and cannot be revoked once the elected year begins. Funds so deferred will be distributed in a lump sum only upon the earlier of retirement, termination, death, disability, hardship, or change in executive status.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

   The same policies and programs described above were followed by the Committee in determining the 1995 compensation for Dr. Kennedy. As with the other executive officers, base salary is set, stock option awards are considered, and performance criteria are developed for the incentive bonus plan in February each year, based on the Company's financial performance and the CEO's individual contributions in the previous year.

   The criteria for considering Dr. Kennedy's base salary included the Company's overall performance in 1994 and its continued profitability due to constant monitoring of costs and elimination of nonvalue- added activities. Company performance factors included the percentage of profitability achieved against the annual profit plan, new orders booked, and the successful execution of the corporate strategic plan to prepare the Company for future growth and profitability. There were no specific weights assigned to these factors, but profitability was considered to be of primary importance. He has continued his strong leadership of the Company during a period of unprecedented growth and transition, and set an example for his staff and all Company employees. Nevertheless, after careful study of chief executive officer salaries from the survey information described under Compensation Programs and Policies, it was determined that Dr. Kennedy's base salary remained at the high end of the range of compared companies, and therefore, the Committee decided there should be no increase in Dr. Kennedy's base salary for 1995.

   Apart from salary, the Committee granted Dr. Kennedy a stock option for 110,000 shares at $36.75, the market value of the Company's common stock on the date of grant. The specific factors considered in determining the size of the award for Dr. Kennedy were the same financial and individual performance criteria used when considering his base salary, and the responsibility of his position as chief executive officer. It was also noted that the size was reasonable compared to awards made to chief executive officers in the surveys described above, falling at mid-range in the surveys.

   The criteria established for Dr. Kennedy's incentive bonus award are the same as those set for other executive officers. The award is based on achievement of predetermined goals, with 80% based on financial objectives and 20% on certain qualitative goals. The Committee met at the beginning of 1995 to approve the formula-based goals for Dr. Kennedy and other executive officers, and to establish his qualitative goals for the year. As chief executive officer, his financial measurements related to overall profitability and growth objectives for the whole Company, rather than individual business units, and his qualitative goals were based on development and execution of current and long-term strategies, development of management, and strengthening the total organization. The Committee then met just before year end to review the Company's financial results, and to evaluate his performance against his qualitative objectives. As with the other executive officers, the extent to which the formula factors are met, based on progressively difficult levels of achievement relating to financial returns and individual goals, determines the size of the award. Dr. Kennedy's corporate financial performance goals for 1995, together with achievement of his qualitative goals, were met at a level that resulted in an award to Dr. Kennedy under the incentive bonus plan equal to 37% of his base salary. However, 50% of the award, the long-term portion, is subject to change based on future appreciation or depreciation of the Company's return on controllable assets (ROCA).

   During 1995, the Company under Dr. Kennedy's management has continued to successfully implement its strategies, and increased its development of new markets. These efforts have again led to a significant increase in shareowner value, with an increase in the stock price in 1995 of 47%, following the increase of 50% at the end of 1994.



                                   The Compensation Committee


                                   Raymond F. O'Brien, Chairman
                                   William R. Graham
                                   Gary M. Cusumano

                   WATKINS-JOHNSON STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total shareholder return (change in stock price plus reinvestment of dividends) of $100 invested on December 31, 1990 in the Company's common stock, the Standard & Poor's 500 Composite Index, and the Dow Jones Diversified Technology Index for a period of five years. The Standard & Poors Composite Index was chosen as our broad equity market index because of its wide distribution and recognition by shareholders. The Dow Jones Diversified Technology Index was selected as having a representative industry peer group of companies. The Dow Jones index includes 11 companies with at least 2 high-technology business segments.


  [The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]


                          Comparison of 5 Year Cumulative Total Return*
                        Among Watkins-Johnson, Dow Jones, S&P 500 Indexes
                        --------------------------------------------------
                          12/90   12/91  12/92   12/93   12/94   12/95

Watkins-Johnson Co.       100       81    111     153     240     357

Dow Jones Diversified     100      119    131     155     158     215
Technology Index

S&P 500                   100      130    140     158     157     215

-------------
* $100 invested on 12/31/90 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

                           PROPOSAL TO APPROVE THE
                       AMENDMENT AND RESTATEMENT OF THE
               1989 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS
                       EFFECTIVE AS OF JANUARY 29, 1996
                            (ITEM 2 ON PROXY CARD)

   The shareowners of the Company are being asked to act upon a proposal to approve the January 29, 1996 action of the Board of Directors of the Company amending and restating the Watkins-Johnson Company 1989 Stock Option Plan for Nonemployee Directors (the "1989 Plan") effective as of January 29, 1996. All references herein to the 1989 Plan are to the Plan as amended and restated effective as of January 29, 1996.

   The amendment and restatement revises the 1989 Plan to accomplish the following purposes:

      o to add 150,000 shares to the 200,000 shares reserved for issuance under the Plan (88,909 shares remained available for grant as of December 31, 1995);

      o to change the variable automatic grants to options covering a fixed 3,000 shares;

      o to extend the term during which annual grants will be made to April 30, 2005 from April 30, 1999;

      o to  vest  options after six months from the grant date; and

      o to  include  protective   language  relating  to  compliance  with   the
        Securities Exchange Act of 1934.

   The Board of Directors has reviewed the 1989 Plan and the purposes of the Plan from time to time. It was the determination of the Board after the current review (with the interested directors not voting thereon) that the foregoing changes were appropriate in order to implement the express purposes of the 1989 Plan under current circumstances.

   The proposal requires ratification and approval by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or by proxy at the Annual Meeting and entitled to vote thereon.

   The 1989 Plan, as amended and restated, is included herewith as Appendix A, with all revisions marked. The summary of the 1989 Plan below is subject to, and qualified by, the text of the Plan.

  AUTOMATIC ANNUAL GRANTS

   The 1989 Plan, as amended and restated, continues annual automatic grants of options, but changes the grants from a variable to a fixed number to be granted each year. Under the 1989 Plan, as amended and restated, each eligible director will automatically be granted options to purchase 3,000 shares of the Company's common stock on the last Monday in April of the fiscal years 1996 through and including 2005.

  ELIGIBLE DIRECTORS

   Under the 1989 Plan, the automatic option grants shall only be made if the director is not otherwise an employee of the Company or any subsidiary on the date of the grant or for any part of the preceding fiscal year and the director has served on the Board of Directors for the entire preceding fiscal year. In addition, the 1989 Plan provides that new directors shall, upon election by the shareowners, receive an automatic, one-time grant of options to purchase 3,000 shares of the Company's common stock. Except for the fixed 3,000 shares, these provisions are all the same as in the 1989 Plan, as initially adopted.

  VESTING OF OPTIONS

   Options granted under the 1989 Plan are not exercisable during the first 6 months after the date of grant. Thereafter, the options are fully exercisable. This is a change from the 1989 Plan, as initially adopted, under which options were not exercisable during the first two years after the date of grant, and thereafter were exercisable as follows: 1/3 during the third year after grant, 2/3 during the fourth year after the grant, and all during all years thereafter. When an optionee ceases to be a director of the Company for any reason, only options then exercisable may be exercised.

  LIMITED RIGHTS

   The 1989 Plan also continues to provide "limited rights" which are exercisable by the director upon the happening of certain specified events constituting a change in control of the Company. Upon exercise of the limited rights, the related stock option ceases to be exercisable and the holder receives in cash from the Company an amount equal to the spread between the exercise price of the option and the market price in effect on the date that the rights are triggered.

  STOCK AVAILABLE

   The aggregate number of shares which may be issued under the Plan is 350,000 shares of common stock, unless an adjustment is required based on a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares effected without receipt of consideration by the Company.

  PURPOSE

   The Board of Directors believes that the success of the Company depends, in large part, upon the ability of the Company to attract and retain as members of its Board of Directors knowledgeable persons of broad business experience and professional expertise who have no employment relationship with the Company. To facilitate the Company's ability to attract and retain such experienced and knowledgeable independent Directors, the Board of Directors adopted the 1989 Plan, which was ratified and approved by the shareowners of the Company on April 7, 1990. The 1989 Plan is intended to provide incentives for Nonemployee Directors to work for the best interests of the Company and its shareowners.

   The purpose of providing automatic option grants of a fixed amount, on scheduled dates and subject to a fixed vesting schedule, rather than establishing a committee to determine who should receive options and in what quantity, is to assure that no action by the Board of Directors should either be or appear to be a conflict of interest. Thus, under the 1989 Plan, the Board of Directors has no control over the timing of grants or number of shares granted, and there is no immediate benefit accruing from such grants because the options are not immediately exercisable.

   The 1989 Plan was amended, restated and continued by the Board of Directors on January 29, 1996 in order to further the foregoing purposes.

  ADDITIONAL TERMS

   The options are not assignable or transferable except by will or by the laws of descent and distribution. The option price shall be payable upon exercise in cash or with shares of common stock of the Company already owned by the person exercising the option.

  TAX ASPECTS

   The Company understands that under existing federal income tax laws, the tax consequences of options under the 1989 Plan are as follows:

   Generally, options under the 1989 Plan will be treated for tax purposes as non-qualified options. A recipient will not have taxable income upon the grant of the option. The optionee will recognize ordinary income upon exercise in an amount equal to the appreciation value on the date of exercise. However, an optionee who is subject to restrictions under section 16(b) of the Exchange Act of 1934 in connection with the shares acquired on exercise will not recognize any income upon such exercise until such restrictions, if any, no longer apply. These optionees will recognize ordinary income at such later date in the amount by which the fair market value of the shares then exceeds the option price. Any gain or loss realized upon any later disposition of the shares generally will be capital gain or loss.

   The Company will be entitled to a tax deduction in connection with the exercise of options. The tax deduction will be an amount equal to the ordinary income included in gross income as compensation by the optionee and the deduction will be allowable at the time the optionee includes such income. The tax deduction may be dependent on the Company's timely compliance with applicable tax information filing requirements.

  ADMINISTRATION, AMENDMENT AND TERMINATION

   The Plan is administered by the Board of Directors. The Board has the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

   The Board of Directors may, to the extent permitted by law and exchange listing requirements and to the extent not expressly limited by the provisions of the Plan, suspend, discontinue, revise or amend the Plan in any respect. The Plan specifies certain areas in which shareowner approval is required.

  REGISTRATION UNDER SECURITIES ACT OF 1933

   It is contemplated that shares of the Company's common stock issuable under the 1989 Plan, as amended and restated, will be registered under the Securities Act of 1933.

  SHAREOWNER VOTE

   In order to be adopted, this proposal requires the affirmative vote of the holders of a majority of the outstanding shares present in person or by proxy and entitled to vote at the annual meeting of shareowners.

   The Board of Directors recommends that the shareowners vote "FOR" the proposed amendment and restatement of the 1989 Stock Option Plan for Nonemployee Directors.

                APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                            (ITEM 3 ON PROXY CARD)

   The Board of Directors has appointed the firm of Deloitte & Touche as independent accountants of the Company for the current fiscal year, subject to the approval of shareowners. The Board of Directors expects that a representative of Deloitte & Touche will be present at the annual meeting of shareowners, will be given an opportunity to make a statement at the meeting if desired, and will be available to respond to appropriate questions.

   The vote required for approval of such appointment is a majority of the shares present in person or by proxy at the meeting.

   The Board recommends that shareowners vote "FOR" the appointment.

                                OTHER MATTERS

   As of the date of this Proxy Statement, the Board of Directors does not intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. However, as to any other business that may properly come before the annual meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

                  SHAREOWNER PROPOSALS--1997 ANNUAL MEETING

   Shareowners are entitled to present proposals for action at a forthcoming shareowners' meeting if they comply with the requirements of the proxy rules. Any proposals intended to be presented at the 1997 Annual Meeting of Shareowners of the Company must be received at the Company's offices on or before October 31, 1996, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.



                                           Carol H. Roosen, Secretary


March 8, 1996
Palo Alto, California

   YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                     APPENDIX A


            NOTICE: ALL PROPOSED DELETED TEXT IS SHOWN WITH BRACKETS;
              ALL PROPOSED NEW TEXT IS DOUBLE SPACED WITH HYPHENS.

                           WATKINS-JOHNSON COMPANY

               1989 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS
           ( AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 29, 1996)


                                  ARTICLE I
                                   GENERAL

1. PURPOSE

   This 1989 Stock Option Plan for Nonemployee Directors (the "Plan") is intended to attract and retain the services of experienced and knowledgeable independent directors of Watkins-Johnson Company (the "Company"), for the benefit of the Company and its shareowners and to provide additional incentive for such directors to continue to work for the best interests of the Company and its shareowners.

2. ADMINISTRATION

   The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

   The interpretation and construction by the Board of any provisions of the Plan or of any option granted under it shall be final and shall be given the maximum deference permitted by law. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3. ELIGIBILITY

   [Each director of the Company who is not otherwise an employee of the Company or any subsidiary on April 24, 1989, shall automatically be granted options to purchase 4000 shares of the Company's Common Stock at the close of business on April 24, 1989 (the "Initial Grants"). The Initial Grants are made subject to approval of the Plan by the shareowners at the next annual meeting of shareowners, or any adjournment thereof, in accordance with Section 6 of Article I of the Plan. Thereafter, each director of the Company shall automatically be granted options to purchase shares of the Company's Common Stock (subject to adjustment as provided in Article III hereof) on the last Monday in April of fiscal years 1990 through and including 1998 (the "Grant Dates") in accordance with the schedule set forth below; provided, however that such automatic option grants shall only be made if the director (i) is not otherwise an employee of the Company or any subsidiary on the date of the grant, (ii) has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year, (iii) has served on the Board of Directors for the entire preceding fiscal year.]

                          [SCHEDULE OF OPTION GRANTS]

                  [1990 3700 Shares    1995 2520 Shares]
                  [1991 3430 Shares     1996 2330 Shares]
                  [1992 3180 Shares     1997 2160 Shares]
                  [1993 2940 Shares     1998 2000 Shares]
                  [1994 2720 Shares]

   Each  director of the Company who is not otherwise an employee of the Company
   -----------------------------------------------------------------------------
or any  subsidiary on the Grant Date (as defined below) shall  automatically  be
--------------------------------------------------------------------------------
granted options to purchase 3,000 shares of the Company's  common stock (subject
--------------------------------------------------------------------------------
to  adjustment as provided in Article III hereof) on the last Monday in April of
--------------------------------------------------------------------------------
fiscal  years 1996 through and  including  2005 (the "Grant  Dates");  provided,
--------------------------------------------------------------------------------
however,  that such  automatic  option grants shall only be made if the director
--------------------------------------------------------------------------------
(i) is not  otherwise an employee of the Company or any  subsidiary on the Grant
--------------------------------------------------------------------------------
Date,  (ii) has not been an employee of the Company or any subsidiary for all or
--------------------------------------------------------------------------------
any part of the  preceding  fiscal  year,  and (iii) has  served on the Board of
--------------------------------------------------------------------------------
Directors for the entire preceding fiscal year.
-----------------------------------------------

   In addition, on the date that any person is for the first time elected by the shareowners of the Company to the Board of Directors (which shall include the date that a director appointed by the Board of Directors is for the first time elected by the shareowners of the Company to the Board), options to purchase 3,000 [the same number of] shares of the Company's common stock (subject to
-----
adjustment as provided in Article III hereof) [as shall have been granted the other directors in the year immediately preceding his or her election] shall automatically be granted to such newly elected director; provided, however, that such automatic option grant shall only be made if the director is not otherwise an employee of the Company or any subsidiary on the date of such election and has not been an employee for all or any part of the preceding fiscal year.

   In the event that the number of shares of the Company's common stock subject to future grant under the Plan is insufficient to make all automatic grants required to be made on such date, then all nonemployee directors entitled to a grant on such date shall ratably share in the number of options on shares of the Company's common stock available for grant under the Plan.

4. SHARES OF STOCK SUBJECT TO THE PLAN

   The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Company's common stock (the "common stock"). The aggregate number of shares which may be issued under the Plan shall not exceed [200,000] 350,000 shares of common stock, unless an adjustment is required in
           -------
accordance with Article III.

5. AMENDMENT OF THE PLAN

   The Board of Directors may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, without further shareowner approval, no such amendment shall increase the number of shares subject to the Plan (except as authorized by Article III), increase the number of shares for which an option may be granted to any optionee (except as authorized by Article III), change the designation in Section 3 of Article I of the class of persons eligible to receive options under the Plan, provide for the grant of options having an option price per share less than fair market value (as defined in Section 2 of this Article I) on the date of grant, extend the term during which options may be exercised, extend the final date upon which options under the Plan may be granted, or otherwise amend the Plan in a way that would require shareowner approval under Rule 16b-3.

6. APPROVAL OF SHAREOWNERS

   [The Plan is effective April 24, 1989, subject to approval by the affirmative votes of the majority of the holders of a majority of the securities holders of the Company present, or represented, and entitled to vote at the next annual meeting of shareowners (with the shares held by the interested director or directors not being entitled to vote thereon), or adjournment thereof, duly held in accordance with California law.]

   This  amendment and  restatement  of the Plan is effective  January 29, 1996,
   -----------------------------------------------------------------------------
subject to approval by the affirmative votes of the holders of a majority of the
--------------------------------------------------------------------------------
securities of the Company present,  or represented,  and entitled to vote at the
--------------------------------------------------------------------------------
next annual meeting of the  shareowners  (with the shares held by the interested
--------------------------------------------------------------------------------
directors not being entitled to vote thereon), or adjournment thereof, duly held
--------------------------------------------------------------------------------
in  accordance  with  California  law. No option  granted  hereunder  may become
--------------------------------------------------------------------------------
exercisable unless and until such approval is obtained.
-------------------------------------------------------

7. TERM OF PLAN

   Options may be granted  under the Plan until [April 30, 1999] April 30, 2005,
                                                                 ---------------
the date of termination of the Plan. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been satisfied by the issuance of shares or terminated in accordance with its terms of the Plan.

8. RESTRICTIONS

   All options granted under the Plan shall be subject to the requirement, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

9. NONASSIGNABILITY

   No option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him, and no other person shall acquire any rights therein.

10. WITHHOLDING TAXES

   Whenever shares of common stock are to be issued under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

11. DEFINITION OF "FAIR MARKET VALUE"

   For the purposes of this Plan, the term "fair market value," when used in reference to the date of grant of an option or the date of surrender of common stock in payment for the purchase of shares pursuant to the exercise of an option, as the case may be, shall be the closing price of the common stock on the New York Stock Exchange on the day the valuation is to be made, or if no sale of the Company's common stock shall have been made on said stock exchange that day, on the next preceding day on which there was a sale of such stock.

                                  ARTICLE II
                                STOCK OPTIONS

1. AWARD OF STOCK OPTIONS

   Awards of stock options shall be made under the Plan under all the terms and conditions herein. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the director to whom such option is granted, which option agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan. Any option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

2. TERM OF OPTIONS AND EFFECT OF TERMINATION

   Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant. In the event that any outstanding option under the Plan expires by reason of lapse of time or otherwise is terminated for any reason, then the shares of common stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares of common stock for which options may be granted under the Plan.

3. TERMS AND CONDITIONS OF OPTIONS

   Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Board shall from time to time determine, which agreements shall comply with the following terms and conditions.

          A. Number of Shares

          Each option agreement shall state the number of shares to which the option pertains.

          B. Option Price

          Each option agreement shall state the option price per share which shall be equal to 100% of the fair market value of a share of the common stock on the date such option is granted.

          C. Medium and Time of Payment

          The option price shall be payable upon the exercise of an option in the legal tender of the United States or in shares of the Company's common stock valued at their fair market value on the date of such exercise or in a combination of such legal tender and such shares. Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of common stock to which the option pertains.

          D. Exercise of Option

          [Options granted under the Plan shall become exercisable as follows:]

                      [During Year After Grant    % of Option Exercisable]

                              [1                     0]
                              [2                     0]
                              [3                33 1/3]
                              [4                66 2/3]
                              [5 years and after   100]

    [The term "year of grant" refers to year periods following the grant, not calendar years.]

     Options  granted  under the Plan shall  become  exercisable  only after six
     ---------------------------------------------------------------------------
months from the grant.
----------------------

          To the extent that an option has become exercisable and subject to the restrictions and limitations set forth in this Plan and in the option agreement, it may be exercised in whole or in such lesser amount as may be authorized by the option agreement; provided, however, that no option shall be exercised for fewer than ten shares. If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as herein provided.

          E. Termination of Directorship Except by Death

          In the event that an optionee shall cease to be a director of the Company for any reason other than his or her death, his or her option shall be exercisable, to the extent it was exercisable at the date he or she ceased to be a director, for a period of one year after such date, and shall then terminate. Such option may be exercised at any time within such period and prior to the date on which the option expires by its terms.

          F. Death of Optionee and Transfer of Option

          If an optionee dies while a director of the Company, or within the period after termination of such status during which he or she is permitted to exercise an option in accordance with Subsection 3 E of this Article II, such option may be exercised at any time within one year after the optionee's death, but only to the extent the option was exercisable at the time of death. Such option may be exercised at any time within such one-year period and prior to the date on which the option expires by its terms. During such period, such option may be exercised by any person or persons designated by the optionee on a Beneficiary Designation Form adopted by the Board for such purpose, or, if there is no effective Beneficiary Designation Form on file with the Board, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his will or the applicable law of descent and distribution.

          G.  Stock  Appreciation   Rights-Limited  Rights

               1. Options granted pursuant to this plan ("Related Stock Options") shall include stock appreciation rights (referred to in herein as "Limited Rights"). A Limited Right may be exercised only during the sixty-day period beginning on an "Acceleration Date" (as defined in paragraph H hereof); provided, however, that if the Acceleration Date occurs within the six- month period following the grant of the Related Stock Option, then the Limited Right will be exercisable for a period of sixty days following expiration of such six-month period. Each Limited Right shall be exercisable only if, and to the extent that, the Related Stock Option is exercisable and the holder of the option is at the Acceleration Date, subject to the restrictions of Section 16 under the Securities Exchange Act of 1934.

                    (a) Upon the exercise of a Limited Right, such Related Stock
               Option shall cease to be exercisable to the extent of the shares of stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of stock available for the grant of further options pursuant to this Plan. Upon the exercise or termination of a Related Stock Option, the Limited Right with respect to such Related Stock Option shall terminate to the extent of the shares of stock with respect to which the Related Stock Option was exercised or terminated.

                    (b) Upon the exercise of a Limited Right, the holder thereof shall receive in cash from the Company whichever of the following amounts is applicable:

                         (i) In the case of an  exercise  of  Limited  Rights by
                    reason of the occurrence of an Offer (as defined in paragraph H hereof), an amount equal to the Offer Spread (as defined in subparagraph (d) hereof); or

                         (ii) In the case of an  exercise  of Limited  Rights by
                    reason of shareholder approval of an agreement described in paragraph H, an amount equal to the Merger Spread (as defined in subparagraph (f) hereof); or

                         (iii) In the case of an exercise  of Limited  Rights by
                    reason of shareholder approval of a plan of liquidation described in paragraph H, an amount equal to the Liquidation Spread (as defined in subparagraph (h) hereof); or

                         (iv) In the case of an  exercise  of Limited  Rights by
                    reason of an acquisition of stock described in paragraph H, an amount equal to the Acquisition Spread (as defined in subparagraph (j) hereof); or

                         (v) In the case of an  exercise  of  Limited  Rights by
                    reason of the election of 50% or more of the directors described in paragraph H, an amount equal to the Director Spread (as defined in subparagraph (l) hereof).

                    (c) The term "Offer  Price per Share" as used  herein  shall mean, with respect to the exercise of any Limited Right by reason of the occurrence of an Offer, the greater of (i) the highest price per share of stock paid in any Offer, which Offer is in effect at any time during the sixty-day period ending on the date of which such Limited Right becomes exercisable, or (ii) the highest Fair Market Value per Share of the Stock during such sixty-day period. Any securities or property which are part of all of the consideration paid for shares of stock in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or
               (B) the valuation placed on such securities or property by a committee consisting of the outside directors (the "Committee").

                    (d) The term  "Offer  Spread" as used  herein  shall mean an amount equal to the product
               computed by multiplying (i) the excess of (A) the Offer Price per share over (B) the option price per share of stock at which the related Stock Option is exercisable, by (ii) the number of shares of stock with respect to which such Limited Right is being exercised.

                    (e) The term " Merger  Price per Share" as used herein shall mean, with respect to the exercise of any Limited Right by reason of shareholder approval of an agreement described in paragraph H, the greater of (i) the fixed or formula price for the acquisition of shares of stock specified in such agreement if such fixed or formula price is determinable on the date on which such Limited Right becomes exercisable, and (ii) the highest Fair Market Value per Share of the Stock during the sixty-day period ending on the date on which such Limited Right becomes exercisable. Any securities or property which are part or all of the consideration paid for shares of stock pursuant to such agreement shall be valued in determining the Merger Price per Share at the higher of
               (A) the valuation placed on such securities or property by the corporation, person or other entity which is a party with the Company to such an agreement or (B) the valuation placed on such securities or property by the Committee.

                    (f) The term  "Merger  Spread" as used herein  shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Merger Price per Share over (B) the option price per share of stock at which the Related Stock Option is exercisable by (ii) the number of shares of stock with respect to which such Limited Right is being exercised.

                    (g) The term  "Liquidation  Price per Share" as used  herein shall mean, with respect to the exercise of any Limited Right by reason of shareholder approval of a plan of liquidation described in paragraph H, the greater of (i) the highest amount paid or to be paid per share of stock of stock pursuant to the plan of liquidation as determined by the Committee and (ii) the highest Fair Market Value per Share of the Stock during the sixty-day period ending on the date on which such Limited Right becomes exercisable. Any securities or property which (A) are part or all of the consideration paid for shares of stock pursuant to such plan of liquidation or (B) are to be sold and the proceeds distributed in liquidation shall be valued in determining the Liquidation Price per Share at the higher of (i) the valuation placed on such securities or property by the Company upon the distribution of such securities or property in accordance with the plan of liquidation, if known at the time of the exercise of such Limited Right, or (ii) the valuation placed on such
               securities   or   property  by  the   Committee.

                    (h) The term "Liquidation  Spread" as used herein shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Liquidation Price per Share over (B) the option price per share of stock at which the Related Stock Option is exercisable, by (ii) the number of shares of stock with respect to which such Limited Right is being exercised.

                    (i) The term  "Acquisition  Price per Share" as used  herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of stock described in paragraph H, the greater of (i) the highest price per share stated on the Schedule 13D, 14D-1 or similar schedule (or amendment thereto) filed by the holder of 50% or more of the Company's voting power which gives rise to the exercise of such Limited Right, or (ii) the highest Fair Market Value per Share of the Stock during the sixty-day period ending on the date the Limited Right is exercised.

                    (j) The term "Acquisition  Spread" as used herein shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the option price per share of stock at which the Related Stock Option is exercisable, by (ii) the number of shares of stock with respect to which such Limited Right is being exercised.

                    (k) The term "Director Price per Share" as used herein shall mean, with respect to the exercise of any Limited Right by reason of the election of 50% or more of the directors described in paragraph H, the highest Fair Market Value per Share of the Stock during the sixty-day period ending on the date the Limited Right becomes exercisable.

                    (l) The term "Director  Spread" as used herein shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Director Price per Share over (B) the option price per share of stock at which the Related Stock Option is exercisable, by (ii) the number of shares of stock with respect to which such Limited Right is being exercised.

                    (m) The term "Fair  Market  Value per Share of the Stock" as used herein shall mean, as of a particular date, (i) if the shares of stock are then listed on a national securities exchange, the definition provided in Article I hereof, or (ii) if the shares of stock are not then listed on a national securities exchange, the average of the closing "bid" and "asked" prices for shares of stock in the over-the-counter market for the last preceding date on which there was a sale of stock in such market.

     H. Acceleration of Option Exercise

     If while unexercised options remain outstanding under the Plan, (i) any corporation (other than the Company), person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) makes a tender or exchange offer which, if consummated, would make such corporation, person or group the beneficial owner (within the meaning of Rule 13d-3, under the Act) of more than 30% of the Company's then outstanding stock and, pursuant to such offer, purchases are made ("Offer");
   (ii) the shareholders or directors of the Company approve a definitive agreement to merge or consolidate with or into another corporation and the Company is not the surviving corporation, or agree to sell or otherwise dispose of all or substantially all of the Company's assets, or adopt a plan of liquidation; (iii) the Company becomes aware that any person or group (within the meaning of Section 13(d) and 14(d)(2) of the Act), has become the beneficial owner (within the meaning of Rule 13d-3, under the Act) of more than 20% of the Company's then outstanding stock; (iv) 50% or more of the directors of the Company are elected to the Board of Directors during any period of 24 months or less, such election being without the approval of at least a majority of the members of the Board of Directors of the Company in office immediately prior to such period; then on the date of the first purchase of stock pursuant to such Offer, or the date of any such shareholder approval or adoption, or the date on which the Company becomes aware of the acquisition of such percentage of the Company's stock or on the date of the election of such directors (any such date being referred to as an "Acceleration Date"), each outstanding option shall be exercisable in full.

                                 ARTICLE III
                    RECAPITALIZATIONS AND REORGANIZATIONS

   The number of shares of common stock covered by the Plan, the number of shares and price per share of each outstanding option, and the number of shares subject to each grant provided for in Article I, Section 3 hereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by the Company.

   If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of common stock that are subject to that option would have been entitled. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, in the event such dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, each optionee shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his option in whole or in part without regard to any limitations on the exercisability of such option other than (i) the expiration date of the option, (ii) the limitation set forth in Section 9 of Article I, and
(iii) the ten share limitation set forth in Section 3 D of Article II.

   To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive, and shall be given the maximum deference permitted by law.

   The grant of an option pursuant to the Plan shall not affect in any way the right of power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                  ARTICLE IV
                           MISCELLANEOUS PROVISIONS

1. RIGHTS AS A SHAREOWNER

   An optionee or a transferee of an option shall have no rights as a shareowner with respect to any shares covered by an option until the date of the receipt of payment (including any amounts required by the Company pursuant to Section 10 of Article I) by the Company. No adjustments shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record data is prior to such date, except as provided in Article III.

2. OTHER PROVISIONS

   The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Board shall deem advisable.

3. APPLICATION OF FUNDS

   The proceeds received by the Company from the sale of common stock pursuant to the exercise of options will be used for general corporate purposes.

4. NO OBLIGATION TO EXERCISE OPTION

   The granting of an option shall impose no obligation upon the optionee to exercise such option.

5. SECURITIES EXCHANGE ACT OF 1934
----------------------------------
   All  transactions  under the Plan are intended to comply with all  applicable
   -----------------------------------------------------------------------------
conditions of Section 16 of the  Securities  Exchange Act of 1934 and Rule 16b-3
--------------------------------------------------------------------------------
promulgated thereunder,  and any future section,  regulation or rule amending or
--------------------------------------------------------------------------------
supplementing such provisions. To the extent that any provision of this Plan, or
--------------------------------------------------------------------------------
any action  taken under this Plan,  fails to comply with such  provisions,  such
--------------------------------------------------------------------------------
Plan provision or action shall be null and void to the fullest extent  permitted
--------------------------------------------------------------------------------
by law and deemed advisable by the Board.
-----------------------------------------

                                                                      APPENDIX-B


--------------------------------------------------------------------------------

PROXY                      WATKINS-JOHNSON COMPANY                       PROXY

                ANNUAL MEETING OF SHAREOWNERS--APRIL 13, 1996
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Dr. Dean A. Watkins, Mr. John J. Hartmann, and Dr. William R. Graham as proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareowners of Watkins-Johnson Company to be held at the main office of the Company, 3333 Hillview Avenue, Palo Alto, California 94304, at 10:00 o'clock in the morning on Saturday, April 13, 1996, and at any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE NOMINEES FOR ELECTION AND FOR PROPOSALS 2 AND 3.

                 (Continued, and to be signed on the other side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                                                       Please mark
                                                                                                                [ X ]   your votes
                                                                                                                        as this

                                                                                                                 FOR AGAINST ABSTAIN
MANAGEMENT  RECOMMENDS  A  VOTE  FOR  THE  NOMINEES                    2. The approval of the amendment and
FOR DIRECTOR LISTED BELOW AND FOR PROPOSALS 2 AND 3.                   restatement  of the 1989 Stock            [  ]  [  ]   [  ]
                                                                       Option Plan for Nonemployee Directors.
1. Election of Directors
                                                                       3. To approve the appointment of Deloitte
   Nominees: Dean A. Watkins, H. Richard Johnson,           WITHHOLD   & Touche as independent accountants of    [  ]  [  ]   [  ]
             W. Keith Kennedy, John J.              FOR     FOR ALL    the Company for the fiscal year 1996.
             Hartmann, Raymond F. O'Brien,         [   ]     [    ]
             William R. Graham, Gary M.                                4. In their  discretion,  to vote  upon
             Cusumano, Robert L. Prestel                               any and all such  other  matters  as may  [  ]  [  ]   [  ]
                                                                       properly come before the meeting or any
To withhold authority to vote for any individual  nominee,             adjournment or postponement thereof.
write that nominee's name in the space provided below.
                                                                       Please sign exactly as name appears. When shares
--------------------------------------------------------               are held by joint tenants, both should sign. When
I PLAN TO ATTEND THE MEETING                     [      ]              signing as attorney,  as executor,  administrator,
                                                                       trustee or guardian, please give full title as such.
                                                                       If a corporation,  please sign in full corporate
                                                                       name by  president or other  authorized  officer.
                                                                       If a  partnership, please sign in partnership name
                                                                       by authorized person.






Signature(s)                                                                   Date
            -----------------------------------------------------------------      ----------------------------------------

SHAREOWNERS ARE URGED TO MARK,  DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE
PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROXY                        DIRECTION TO TRUSTEE                        PROXY

            WATKINS-JOHNSON COMPANY EMPLOYEE STOCK OWNERSHIP PLAN
                  WATKINS-JOHNSON EMPLOYEES' INVESTMENT PLAN

   I hereby direct you as Trustee of the Watkins-Johnson Employee Stock Ownership Plan and the Watkins-Johnson Employees' Investment Plan to vote the shares of Watkins-Johnson Company common stock credited to my account under the aforementioned plans at the Annual Meeting of Shareowners of Watkins-Johnson Company, to be held at the main office of the Company, 3333 Hillview Avenue, Palo Alto, California 94304, at 10:00 o'clock in the morning on Saturday, April 13, 1996, and at any adjournment or postponement thereof.

   I have filled in the appropriate boxes on the other side of this card, and I authorize you to vote as indicated. Pursuant to the plans, in the absence of any instructions from me as to any item, shares credited to my account shall be voted by you, as Trustee, in the same proportion as shares are voted for which instructions are received.

                 (Continued, and to be signed on the other side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                                                       Please mark
                                                                                                                [ X ]   your votes
                                                                                                                        as this

                                                                                                                 FOR AGAINST ABSTAIN
MANAGEMENT  RECOMMENDS  A  VOTE  FOR  THE  NOMINEES                    2. The approval of the amendment and
FOR DIRECTOR LISTED BELOW AND FOR PROPOSALS 2 AND 3.                   restatement  of the 1989 Stock            [  ]  [  ]   [  ]
                                                                       Option Plan for Nonemployee Directors.
1. Election of Directors
                                                                       3. To approve the appointment of Deloitte
   Nominees: Dean A. Watkins, H. Richard Johnson,           WITHHOLD   & Touche as independent accountants of    [  ]  [  ]   [  ]
             W. Keith Kennedy, John J.              FOR     FOR ALL    the Company for the fiscal year 1996.
             Hartmann, Raymond F. O'Brien,         [   ]     [    ]
             William R. Graham, Gary M.                                4. In their  discretion,  to vote  upon
             Cusumano, Robert L. Prestel                               any and all such  other  matters  as may  [  ]  [  ]   [  ]
                                                                       properly come before the meeting or any
To withhold authority to vote for any individual  nominee,             adjournment or postponement thereof.
write that nominee's name in the space provided below.
                                                                       Please sign exactly as name appears. When shares
--------------------------------------------------------               are held by joint tenants, both should sign. When
I PLAN TO ATTEND THE MEETING                     [      ]              signing as attorney,  as executor,  administrator,
                                                                       trustee or guardian, please give full title as such.
                                                                       If a corporation,  please sign in full corporate
                                                                       name by  president or other  authorized  officer.
                                                                       If a  partnership, please sign in partnership name
                                                                       by authorized person.






Signature(s)                                                                   Date
            -----------------------------------------------------------------      ----------------------------------------

SHAREOWNERS ARE URGED TO MARK,  DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE
PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------